Supplement to the
Fidelity® Convertible Securities
Fund

January 29, 2002
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 16.

Victor Thay is manager of Convertible Securities which he has managed since February 2002. Since joining Fidelity in 1995, Mr. Thay has worked as a research analyst and manager.

CVS-02-01 February 13, 2002
1.483705.107